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                                 EXHIBIT 10(B)
                              SUBLEASE AGREEMENT
                              ------------------

1.  PARTIES:

This Agreement, made this 19/th/ day of February, one thousand nine hundred and ninety-nine (1999), by and between CAL-CHIP ELECTRONICS, INC., a Pennsylvania corporation, (hereinafter called "Landlord") and OXIS INSTRUMENTS, INC., a Pennsylvania corporation, (hereinafter called "Tenant").

2.  PREMISES:

WITNESSETH THAT: Landlord does hereby demised and let unto Tenant a portion of all that certain real property and improvements known as 55 Steam Whistle Drive, Ivyland, Northampton Township, county of Bucks, State of Pennsylvania, to be used and occupied for office and warehouse and for no other purpose.

3.  TERM:

For the term beginning the 19/th/ day of February, one thousand nine hundred and ninety-nine (1999, and ending the 29/th/ day of February, two thousand (2000).

4.  RENT:

For the annual rent of eight-eight thousand five hundred thirty-six ($88,536.00) dollars, lawful money of the United States of America, payable in monthly installments in advance during the said term of this lease, or any renewal hereof, in sums of seven thousand three hundred seventy-eight ($7,378.00) dollars on the 1/st/ day of each month, rent to begin from the 19/th/ day of February, 1999, the first installment to be paid at the time of signing this lease.

5.  INABILITY TO GIVE POSSESSION:

If Landlord is unable to give Tenant possession of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Landlord, the Landlord shall not be liable in damages to the Tenant therefor, and during the period that the Landlord is unable to give possession, all rights and remedies of both parties hereunder shall be suspended.

6.  ADDITIONAL RENT:

(A) Damages for Default
          (This paragraph intentionally omitted.)
(B) Taxes

Tenant further agrees to pay as rent in addition to the minimum rental herein reserved all taxes assessed or imposed upon the demised premises during the term of this lease covered by the term hereof. The same shall be paid by Tenant to Landlord within fifteen (15) days following the receipt by Tenant of any bill.

(C)  Fire Insurance Premiums
          (This paragraph intentionally omitted.)
(D)  Water Rent
          (This paragraph intentionally omitted.)
(E)  Sewer Rent

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          (This paragraph intentionally omitted.)

7.  PLACE OF PAYMENT:

All rents shall be payable without prior notice or demand at the office of Landlord at 55 Steam Whistle Drive, Ivyland, PA 18974, or at such other place as Landlord may from time to time designate by notice in writing.

8.  AFFIRMATIVE COVENANTS OF TENANT:

Tenant covenants and agrees that he will without demand

    (A)   Payment of Rent

          Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Landlord shall at any time or times accept said rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's rights. Tenant agrees that any charge, or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Tenant may be proceeded for and recovered by the Landlord by distraint or other process in the same manner as rent due and in arrears.

    (B)   Cleaning, Repairing, etc.

          Keep the demised premises clean and free from all ashes, dirt and other refuse matter: replace all glass windows, doors, etc., broken: keep all waste and drain pipes open: repair all damage to plumbing and to the premises in general: keep the same in good order and repair as they now are, reasonable wear and tear and damage by fire or other insured casualty excepted. The Tenant agrees to surrender the demised premises in the same condition in which Tenant has herein agreed to keep the same during the continuance of this Lease.

    (C)   Requirements of Public Authorities

          Comply with any requirements of any of the constitutes public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Tenant or his use of the demised premises, and save landlord harmless form penalties, fines, costs or damages resulting from failure to do so.

    (D)   Fire

          Use every reasonable caution against fire.

    (E)   Rules and Regulations

          Comply with reasonable rules and regulations of Landlord promulgated as hereinafter provided.

    (F)   Surrender of Possession

          Peaceably deliver up and surrender possession of the demised premises to the Landlord at the expiration or sooner termination of this lease, promptly delivering to Landlord at this office all keys for the demised premises.

    (G)   Notice of Fire, etc.

          Give to Landlord prompt written notice of any accident, fire, or damage occurring on or to the demised premises.

    (H)   Condition of Pavement

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          Tenant shall be responsible for the condition of the pavement, curb, cellar doors, awnings and other erections in the pavement during the term of this lease: shall keep the pavement free from snow and ice, and shall be and hereby agrees that the Tenant is solely liable for any accidents, due or alleged to be due to their defective condition, or to any accumulations of snow or ice.

    (I)   Agency on Removal

          The Tenant agrees that if, with the permission in writing of Landlord, Tenant shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein demised premises prior to the expiration of this lease, or any renewal hereof, Tenant will not cause or allow any other agent to represent Tenant in any subletting or reletting of the demised premises other than agent approved by the Landlord and that should Tenant do so or attempt to do so, the Landlord may remove any signs that may be placed on or about the demised premises by such other agent without any liability to Landlord or to said agent, the Tenant assuming all responsibility for such action.

9.  NEGATIVE COVENANTS OF TENANT:

Tenant covenants and agrees that he will do none of the following things without the consent in writing of Landlord first had and obtained.

    (A)   Use of Premises

          Occupy the demised premises in any other manner or for any other purpose than as above set forth.

    (B)   Assignment and Subletting

          Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises or any part thereof: nor shall any assignee or sub-Tenant assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Landlord, and without such consent no such assignment, mortgage or pledge shall be valid. If the Tenant becomes insolvent, or makes assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Tenant or a bill in equity or other proceeding for the appointment of a receiver for the Tenant is filed, or if the real or personal property of the Tenant shall be sold by any Sheriff, Marshall or Constable, the same shall be a violation of this covenant.

    (C)   Signs

          Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or devise on or in any part of the premises. Tenant shall remove any sign, projection or device painted, placed or erected, if permission has been granted and restore the walls, etc. to their former conditions, at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies give to Landlord in case of breach of any conditions or covenants of this lease), Landlord shall have the privilege of removing said stand, booth, sign, show case, projection or device, and restoring said walls, etc. to their former condition, and Tenant, at Landlord's option, shall be liable to Landlord

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          for any and all expenses so incurred by Landlord.

    (D)   Alterations, Improvements

          Make any alterations, improvements, or additions to the demised premises. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Landlord, unless Landlord shall, prior to the determination of this lease, have given written notice to Tenant to remove the same, in which event Tenant will remove such alteration, improvements and additions and restore the premises to the same good order and condition in which there now are. Should Tenant fail so to do, Landlord may do so, collecting, at Landlord's option, the cost and expense thereof from Tenant as additional rent.

    (E)   Machinery

          Use or operate any machinery that, in Landlord's opinion, will damage any structural component of the building or disturbing to other tenants occupying other parts thereof.

    (F)   Weights

          Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

    (G)   Fire Insurance

          Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall come void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies give to Landlord in case of the breach of any of the conditions or covenants of this lease), Tenant agrees to pay to Landlord as additional rent any and all increase or increases of premiums on insurance carried by Landlord on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Tenant.

    (H)   Removal of Goods

          Remove, attempt to remove or manifest an intention to remove Tenant's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Landlord for all rent which may become due during the entire term of this lease.

    (I)   Vacate Premises

          Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied without the payment of rent.

10. LANDLORD'S RIGHTS:

Tenant covenants and agrees that Landlord shall have the right to do the following things and matters in and about the demised premises.

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    (A)   Inspection of Premises

          At all reasonable time by himself or his duly authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his option to make repairs, alternations and additions to the demised premises or the building of which the demised premised is a part.

    (B)   Rules and Regulations

          At any time and from time to time to make such rules and regulations as in his judgement may from time to time be necessary for the safety, care and cleanliness of the premises, and for the preservation of good order therein. Such rules and regulations shall, when notice thereof is given to Tenant, form a part of this lease.

    (C)   Sale or Rent Sign - Prospective Purchasers or Tenants

          To display a "For Sale" sign at any time, and also after notice from either party of intention to determine this lease, or at any time within three (3) months prior to the expiration of this lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs: and all of said signs shall be placed upon such party of the premises as Landlord may elect and may contain such matter as Landlord shall require. Prospective purchasers or tenants authorized by Landlord may inspect the premises at reasonable hours at any time.

    (D)   Discontinue Facilities and Service

          The Landlord may discontinue all facilities furnished and services rendered, or any of them, by Landlord, not expressly convenanted for herein, it being understood that they constitute no part of the consideration for this lease.

11. RESPONSIBILITY OF TENANT:

    (A) Tenant agrees to be responsible for and to relieve and hereby relieves the Landlord from all liability of any injury or damage to any person or property in the demised premises, whether belonging to the Tenant or any other person, caused by any fire, breakage or leakage in any part or portion of the demised premises, or any part or portion of the building of which the demised premises is a part, or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, or from the drains, pipes or plumbing work of the same, or from any place or quarter, whether such breakage, leakage, injury or damage be caused by or result from the negligence of Landlord or his servants or agents or any person or persons whatsoever.

    (B) Tenant also agrees to be responsible for and to relieve and hereby relieves Landlord from all liability by reason of any damage or injury to any person or thing which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways, of any kind whatsoever, which may exist or hereafter be erected or constructed on the said premises, or from any kind of injury which may arise from any other cause whatsoever on the said premises or the building of which the demised premises is a part, whether such damage, injury, use, misuse or abuse be caused by or result from the negligence of Landlord, his servants or agents or any other person or persons whatsoever.

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12. RESPONSIBILITY OF LANDLORD:

    (A)   Total Destruction of Premises

          In the event that the demised premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Tenant or those employed by or acting for him, that the same cannot be repaired or restored within a reasonable time, this lease shall absolutely cease and determine and the rent shall abate for the balance of the term.

    (B)   Partial Destruction of Premises

          If the damage caused as above be only partial and such that the premises can be restored to their then condition within a reasonable time, the Landlord may, at his option, restore the same with reasonable promptness: reserving the right to enter upon the demised premises for that purpose. The Landlord also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Landlord is in possession, taking into account the proposition of the demised premises rendered untenantable and the duration of the Landlord's possession. If a dispute arises as to the amount of rent due under this clause, Tenant agrees to pay the full amount claimed by Landlord. Tenant shall, however, have the right to proceed by law to recover the excess payment, if any.

    (C)   Repairs by Landlord

          Landlord shall make such election to repair the premises or terminate this lease by giving notice thereof to Tenant at the leased premises within thirty (30) days from the day Landlord received notice that the demised premises had been destroyed or damaged by fire or other casualty.

    (D)   Damage for Interruption of use

          Landlord shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the premises, or the termination of this lease by reason of the destruction of the premises.

    (E)   Representation of Condition of Premises

          The Landlord has let the demised premises in their present condition and without any representations on the part of the Landlord, his officers, employees, servants and/or agents. It is understood and agreed that Landlord is under no duty to make repairs or alternations at the time of letting or at any time thereafter, except as otherwise provided herein.

    (F)   Zoning

          It is understood and agreed that the Landlord hereof does not warrant or undertake that the Tenant shall be able to obtain a permit under any Zoning Ordinance or regulation for such use as Tenant intends to make of the said premises, and nothing in this lease contained shall obligate the Landlord to assist Tenant in obtaining said permits: the Tenant further agrees that in the event a permit cannot be obtained by Tenant under any Zoning Ordinance or

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          Regulation, this lease shall not terminate without Landlord's consent, and the Tenant shall use the premises only in a manner permitted under such Zoning Ordinance or Regulation.

13. MISCELLANEOUS AGREEMENT AND CONDITIONS:

    (A)   Effect of Repairs on Rental

          No contract entered into or that may be subsequently entered into by Landlord with Tenant, relative to any alterations, additions, improvements or repairs, nor the failure of Landlord to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Landlord or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this lease, except as provided herein, and provided that Tenant is not otherwise denied the use of the demised premises.

    (B)   Agency

          It is hereby expressly agreed and understood that the said ___________________ _______________________ is acting as agent only and shall not in any event be held liable to the owner or to Tenant for the fulfillment or non-fulfillment of any of the terms or conditions this lease, or for any actions or proceedings that may be taken by the owner against Tenant, or by Tenant against the owner.

     (C)  Waiver of Custom

          It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that the Landlord shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Landlord in refraining from so doing at any time or times: and, further, that the failure of Landlord at any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this lease or as having in any way or manner modified the same.

    (D)   Conduct of Tenant

          This lease is granted upon the express condition that Tenant and/or the occupants of the premises herein leased, shall not conduct themselves in a manner which the Landlord in his sole opinion may deem improper or objectionable, and that if at any time during the term of this lease or any extension or continuation thereof, Tenant or any occupier of the said premises shall have conducted himself, herself, or themselves in a manner which Landlord in his sole opinion deems improper or objectionable, Tenant shall be taken to have broken the covenants and conditions of this lease, and Landlord will be entitled to all of the rights and remedies granted and reserved herein for the Tenant's failure to observe any of the covenants and conditions of this lease.

    (E)   Failure of Tenant to Repair

          In the event of the failure of Tenant promptly to perform the covenants of Section 8 (B) hereof, Landlord may go upon the demised premises and perform such covenants, the cost thereof, at the sole opinion of Landlord, to be charged

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          to Tenant as additional and delinquent rent.

14. REMEDIES OF LANDLORD:

If the Tenant

    (A) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Tenant: or

    (B) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained: or

    (C) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Landlord in full of all rent and other charges then due or that may thereafter become due until the expiration of the then current term above mentioned: or

    (D) Becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Tenant, or a bill in equity or other proceeding for the appointment of a receiver for the Tenant is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Tenant or if the real or personal property of the Tenant shall be sold by any Sheriff, Marshal or constable: then in any or either of said events, there shall be deemed to be a breach of this lease, and thereupon ipso facto and without entry or other action by Landlord.

          1. The rent for the entire unexpired balance of the term of this lease, as well as all other charges, payments, costs and expenses herein to be paid by the Tenant, and all sums which may become due by reason of the failure of Tenant to comply with all covenants of this lease and pay any and all damages, costs and expenses which the Landlord may suffer or incur by reason of any default of the Tenant or failure on his part to comply with the covenants of this lease, and each of them, and also any and all damages of the demised premises caused by any act or neglect of the Tenant, or at the option of Landlord any part thereof, and also all costs and officers' commissions including watchmen's wages and further including the five (5%) percent chargeable by Act of Assembly to the Landlord, shall, in addition to any and all installments of rent already due and payable and in arrears and/or any other charge or payment herein reserved, included or agreed to be treated or collected as rent, and/or any other charge, expense or cost herein agreed to be paid by the Tenant which may be due and payable and in arrears, be taken to be due and payable and in arrears, as if by the terms and provisions of this lease, the whole balance of unpaid rent and other charges, payments, taxes, costs and expenses were on that date payable in advance: and if this lease or any part thereof is assigned, or if the premises or any part hereof is sub-let, Tenant hereby irrevocably constitutes and appoints Landlord Tenant's agent to collect the rents due by such assignee or sub-Tenant and apply the same to the rent due hereunder without in any way

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               affecting Tenant's obligation to pay any unpaid balance of rent due hereunder.

          2. This lease and the term hereby created shall determine and become absolutely void without any right on the part of the Lessee to save the forfeiture by payment of an sum due or by other performance of any condition, term or covenant broken: whereupon, Lessor shall be entitled to recover damages for such breach in any amount equal to the amount of rent reserved for the balance of the terms of this lease, less the fair rental value of the said demised premises, for the residue of said term.

15. FURTHER REMEDIES OF LANDLORD:

In the event of any default as above set forth in Section 14, the Landlord, or anyone acting on Landlord's behalf, at Landlord's option:

    (A) may without notice or demand enter the demised premises, breaking open locked doors if necessary to effect entrance, without liability to action for prosecution or damages for such entry or for the manner thereof, for the purpose of distraining or levying and for any other purposes, and take possession of and sell all goods and chattels at auction, on three (3) days notice served in person on the Lessee or left on the premises, and pay the said Landlord out of the proceeds, and even if the rent be not due and unpaid, should the Lessee at any time remove or attempt to remove goods and chattels from the premises without leaving enough thereon to meet the next periodical payment, Lessee authorizes the Landlord to follow for a period of ninety (90) days after such removal, take possession of and sell at auction, upon like notice, sufficient of such goods to meet the proportion of rent accrued at the time of such removal: and the Lessee hereby releases and discharges the Landlord, and his agents, from all claims, actions, suits, damages, and penalties, for or on account of any entry, distraint, levy, appraisement or sale: and/or

    (B) may enter the premises and without demand proceed by distress and sale of the goods there found to levy the rent and/or other charges herein payable as rent and all costs and officers' commissions, including watchmen's wages and sums chargeable to Landlord and further including a sum equal to five (5%) percent of the amount of the levy as commissions to the constable or other person making the levy, shall be paid by the Lessee and in such case all costs, officers' commission and other charges shall immediately attach and become part of the claim of Landlord for rent, and any tender of rent without said costs, commission and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of the Landlord. Lessee hereby expressly waives in favor of Landlord the benefit of all laws now made or which may hereafter be made regarding any limitation as to the goods upon which, or the time within which distress is to be made after removal of goods and further relieves the Landlord of the obligations of proving or identifying such goods, it being the purpose and intent of this provision that all goods of Lessee, whether upon the demised premises or not, shall be liable to distress for rent. Lessee waives in favor of Landlord all rights under the Act of Assembly of April 5, 1951 P.L. 69 and all supplements and amendments thereto that have been or

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          may hereafter be passed and authorizes the sale of any goods distrained for rent at any time after five (5) days from said distraint without any appraisement and/or condemnation thereof.

    (C) The Lessee further waives the right to issue a Writ of Replevin under the Pennsylvania Rules of Civil Procedure, No. 1071 &c. and Laws of the Commonwealth of Pennsylvania, or under any other law previously enacted and now in force, or which may be hereafter enacted, for the recovery of any articles, household goods, furniture, etc., seized under a distress for rent or levy upon an execution for rent, damages or otherwise: all waivers hereinbefore mentioned are hereby extended to apply to any such action: and/or

    (D) may lease said premises or any part or parts thereof to such person or persons as may in Landlord's discretion seem best and the Lessee shall be liable for any loss of rent for the balance of the then current term.

16. CONFESSION OF JUDGEMENT:

If rent and/or any charges hereby reserved as rent shall remain unpaid on any day when the same ought to be paid, Lessee hereby empowers any Prothonotary Clerk of Court or attorney of any Court of Record to appear for Lessee in any and all actions which may be brought for rent and/or the charges, payments, costs and expenses reserved as rent, or agreed to be paid by the Lessee and/or sign for Lessee an agreement for entering in any competent Court an amicable action or actions, for the recovery of rent or other charges, payments, costs and expenses and in said suits or in said amicable action or actions to confess judgement against Lessee for all or any part of the rent specified in this lease and then unpaid including, at Landlord's option, the rent for the entire expired balance for the term of this lease and/or other charges, payments, costs, and expenses reserved as rent or agreed to be paid by the Lessee and for interest and costs together with an attorney's commission of five (5%) percent. Such authority shall not be exhausted by one exercise thereof, but judgement may be confessed as aforesaid from time to time as often as any of said rent and/or other charges, payments, costs and expenses, reserved as rent shall fall due or be in arrears and such powers may be exercised as well after the expiration of the original term and/or during any extension or renewal of this lease.

17. EJECTMENT:

When this lease shall be determined by condition broken, either during the original terms of this lease or any renewal or extension thereof and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Tenant to file an agreement for entering in any competent Court an amicable action and judgement in ejectment against Tenant and all persons claiming under Tenant for the recovery by Landlord of possession of the herein demised premises, for which this lease shall be his sufficient warrant, whereupon, if Landlord so desires, a writ of Execution or of Possession may issue forthwith, without any prior writ or proceedings whatsoever and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession of the premises hereby demised remain in or be restored to Tenant, Landlord shall have the right upon any subsequent default or defaults, or upon the termination of this lease as hereinbefore set forth, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of the said premises.

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18. AFFIDAVIT OF DEFAULT:

In any amicable action of ejectment, Landlord shall first cause to be filed in such action an affidavit made by him or someone acting for him setting forth the facts necessary to authorize the entry of judgement, of which facts such affidavit shall be conclusive evidence and if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

19. WAIVERS BY TENANT OF ERRORS, RIGHT OF APPEAL, STAY EXEMPTION, INQUISITION:

Tenant expressly agrees that any judgement, order or decree entered against him by or in any Court or Magistrate by virtue of the powers of attorney contained in this lease, or otherwise shall be final and that he will not take an appeal, certiorari, writ of error, exception or objection to the same, or file a motion or rule to strike off or open or to stay execution of the same and releases to Landlord and to any and all attorneys who may appear for Tenant all errors in the said proceedings and all liability therefor. Tenant expressly waives the benefits of all laws, now or hereafter in force, exempting any goods on the demised premises, or elsewhere from distraint, levy or sale in any legal proceedings taken by the Landlord to enforce any rights under this lease.
Tenant further waives the right of inquisition on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this lease and does hereby voluntarily condemn and authorizes the Prothonotary or Clerk of Court to issue a Writ of Execution or other process upon Tenant's voluntary condemnation and further agrees that the said real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly, either at the end of the term or sooner termination of this lease. Tenant specifically waives the right to the three (3) months: notice and/or the fifteen (15) or thirty (30) days' notice required by the Act of April 5, 1951, P.L. 69, and agrees the five (5) days' notice shall be sufficient in either or any other case.

20. RIGHT OF ASSIGNEE OF LANDLORD:

The right to enter judgement against Tenant and to enforce all of the other provisions of this else hereinabove provided for may, at the option of any assignee of this lease, be exercised by any assignee of the Landlord's right, title and interest in this lease in his, her or their own name, notwithstanding the fact that any or all assignments of the said right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, 1 Sm. L. 90, and all supplements and amendments thereto that have been or may hereafter be passed and Tenant hereby expressly waives the requirements of said Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

21. REMEDIES CUMULATIVE:

All of the remedies hereinbefore given to Landlord and all rights and remedies given to him by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering of the premises shall deprive Landlord of any of his remedies or action against the Tenant for rent due at the time or which, under the terms hereof, would in the future become due if there had been no determination, or for any and all sums due at the time or

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which, under the terms hereof , would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

22. CONDEMNATION:

In the event that the premises demised or any part thereof is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event, the Tenant waives all claims against the Landlord by reason of the complete or partial taking of the demised premises and it is agreed that the Tenant shall not be entitled to any notice whatsoever of the partial or complete termination of this lease by reason of the aforesaid.

23. SUBORDINATION:

This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Landlord is in control of the demised premises, to the rights of the owner or owners of the demised premises and of the land or buildings of which the demises premises are a part, to all rights of the Landlord's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same: and Tenant expressly agrees that if Landlord's tenancy, control, or right of possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Tenant shall, thereupon, give immediate possession: and Tenant hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

24. TERMINATION OF LEASE:

It is hereby mutually agreed that either part hereto may determine this lease at the end of said term by giving to the other party written notice thereof at least _____________________ prior thereto, but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of _______________________ and so on from ______________________ to
_______________________ unless or until terminated by either party hereto, giving the other ________________________ written notice for removal previous to expiration of the then current term: PROVIDED, however, that should this lease be continued for a further period under the terms hereinabove mentioned, any allowance given Tenant on the rent during the original term shall not extend beyond such original term and further provided, however, that if Landlord shall have given such written notice prior to the expiration of any term hereby created, of his intention to change the terms and conditions of this lease and Tenant shall not within ______ days from such notice notify Landlord of Tenant's intention to vacate the demised premises at the end of the then current term, Tenant shall be considered as Tenant under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Tenant shall give notice, as stipulated in this lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shall fail or

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

refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Landlord shall have the option either (a) to disregard the notice so given as having no effect, in which case all the terms and of this lease shall continue thereafter with full force precisely as if such notice had not been give, or (b) Landlord may, at any time within thirty (30) days after the present term or any renewal or extension thereof, as aforesaid, give the said Tenant ten (10) days' written notice of this intention to terminate the said lease: whereupon the Tenant expressly agrees to vacate said premises at the expiration said period of ten (10) days specified in said notice. All powers granted to Landlord by this lease may be exercised and all obligations imposed upon Tenant by this lease shall be performed by Tenant as well during any extension of the original term of this lease as during the original term itself.

25. NOTICES:

All notices required to be given by Landlord to Tenant shall be sufficiently given by leaving the same upon the demised premises, by notices given by Tenant to Landlord must be given by registered mail and as against Landlord, the only admissible evidence that notice has been given by Tenant shall be a registry return receipt signed by Landlord or his agent.

26. LEASE CONTAINS ALL AGREEMENTS:

It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Landlord or his Agents and Tenant relative to the demised premises and that there are no promises, agreements, conditions or understandings, either oral or written, between them or other than are herein set forth. It is understood and agreed that except as herein otherwise provided, no subsequent alternation, amendments, change or addition to this lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

27. HEIRS AND ASSIGNS:

All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties: and if there shall be more than one Tenant, they shall be bound jointly and severally by the terms, covenants and agreements herein and the word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more: and if there shall be more than one Tenant, any notice required or permitted by the terms of this lease may be given by or to any one thereof and shall have the same force and effect as if given by or to all thereof. The word `his" and "him" wherever stated herein shall be deemed to refer to the "Landlord" and "Tenant" whether such Landlord or Tenant be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as aforesaid.

28. SECURITY DEPOSIT:

Tenant shall, upon execution hereof, deposit with Landlord as security for the performance of all the terms, covenants and conditions of this lease, the sum of eleven thousand sixty-seven ($11,067.00) dollars. This deposit is to be retained by Landlord until the expiration of this lease and shall be returnable to Tenant provided that (1) premises have been vacated: (2)

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

Landlord shall have inspected the premised after such vacation: (3) Tenant shall have complied with all the terms, covenants and conditions of this lease, in which event the deposit so paid hereunder shall be returned to Tenant: otherwise, said sum deposited hereunder or any part hereof may be retained by Landlord at this option, as liquidated damages, or may be applied by landlord against any actual loss, damage or injury chargeable to Tenant hereinunder or otherwise by reason of any breach of any term of this Lease. Landlord's determination of the amount, if any, to be returned to Tenant shall be final. It is understood that the said deposit is not to be considered as the last rental due under the lease.

29. HEADINGS NO PART OF LEASE:

Any headings preceding the text of the several paragraphs and sub-paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this lease, nor shall they affect its meaning, construction or effect.

30. ADDITIONAL PROVISIONS:
Tenant agrees to the following additional terms and conditions:

    A. Tenant, at Tenant's sole cost and expense, shall comply with all regulations, rules orders and statures of any federal, state or municipal governmental body or agency that oversees or regulates the Property as part of the Tenant's use of the Property.
    B. Tenant shall indemnify and hold Landlord harmless of and from any and all fines, penalties, costs and/or interest assessed by any federal, state or municipal governmental body or agency identified in paragraph 30.A above in connection with the violation and/or failure to remedy or comply with any statute, rule, regulation, order and/or notice, including attorney's fee.

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written and intent to be legally bound thereby.

SEALED AND DELIVERED IN THE PRESENCE OF:

                                    LANDLORD:
                                    CAL-CHIP ELECTRONICS, INC.
Attest:

/s/ Diane Guiliano                  /s/ Jerry Guiliano
------------------                  ------------------------------
Secretary                           President


                                    TENANT:
                                    OXIS INSTRUMENTS, INC.
Attest:

                                    /s/ Jon Pitcher
__________________________          --------------------------------
Secretary                           By:  Jon Pitcher
                                    Title:  Secretary

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

FOR VALUE RECEIVED _______________________ hereby assign, transfer and set over unto
____________________________________________________________________________

____________________________________________________________________________

Executors, Administrators, Successors and Assigns, all _______________ right, title and interest within ___________________________ and all benefit and advantages to be derived therefrom.

WITNESS __________ hand and seal this ________ day of A.D. 19___.


SEALED AND DELIVERED IN THE PRESENCE OF:

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